Exhibit 10.1

Execution Version

DEED OF ASSIGNMENT

THIS DEED OF ASSIGNMENT (this “Deed”) is made on 27th day of June, 2018, by and among:

(a)                       Ningbo Meishan Bonded Port Area Maikaiwen Equity Investment Management Partnership (LP) (宁波梅山保税港区麦凯芠股权投资管理合伙企业(有限合伙)), a limited partnership incorporated under the laws of the PRC (“Maikaiwen”);

(b)                       Ningbo Meishan Bonded Port Area Zhenming Equity Investment Management Partnership (LP) (宁波梅山保税港区臻铭股权投资管理合伙企业(有限合伙)), a limited partnership incorporated under the laws of the PRC (“Zhenming”);

(c)                        Ningbo Meishan Bonded Port Area Xinyi Equity Investment Management Partnership (LP) (宁波梅山保税港区馨怡股权投资管理合伙企业(有限合伙)), a limited partnership incorporated under the Laws of the PRC (“Xinyi”, collectively with Maikaiwen and Zhenming, “Assignors” and each, an “Assignor”);

(d)                       Ningbo Meishan Bonded Port Area Qixin Equity Investment Management Partnership (LP)(宁波梅山保税港区启馨股权投资管理合伙企业(有限合伙)), a limited partnership incorporated under the Laws of the PRC (“Qixin”);

(e)                        ZHUHAI LIHONGHUAYING EQUITY INVESTMENT PARTNERSHIP (LP) (珠海立鸿华盈股权投资合伙企业(有限合伙)), a limited liability partnership organized and exiting under the laws of the PRC (“Assignee”);

(f)                         New Beauty Holdings Limited (新美控股有限公司), a company incorporated under the Laws of the British Virgin Islands (“Guarantor 1”);

(g)                        Kevin Xiaofeng Ma, a citizen of the PRC (“Guarantor 2” , collectively with Guarantor 1, “Guarantors” and each, a “Guarantor”);

(h)                       ATA Inc., a company incorporated under the Laws of the Cayman Islands and listed on the NASDAQ Global Market (the “Seller”);

(i)                           ATA Testing Authority (Holdings) Limited, a company incorporated under the Laws of the British Virgin Islands (“ATA BVI”); and

(j)                          ATA Learning (Beijing) Inc. (北京全美教育技术服务有限公司), a limited liability company incorporated under the Laws of the PRC (“ATA Learning”).

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement, dated as of February 6, 2018 (the “Purchase Agreement”), among the Seller, ATA BVI, ATA Learning, Assignors, Qixin, Guarantors, and certain other parties thereto.

W I T N E S S E T H

WHEREAS, pursuant to the Purchase Agreement, the Seller agreed to sell to Assignors through ATA Learning, and Assignors agreed to purchase from the Seller through ATA Learning, an aggregate of 22.1% of the Equity Interests in 全美在线（北京）教育科技股份有限公司 (ATA Online (Beijing) Education Technology Co., Ltd.) (“ATA Online”) at the Second Closing;

WHEREAS, pursuant to Section 8.08 of the Purchase Agreement, each Assignor may assign its interest, rights and obligations therein to one or more Persons, with the express written consent of the Seller;

WHEREAS, Assignors desire to assign their rights to purchase certain Equity Interests in ATA Online and the associated rights and obligations in connection therewith to Assignee, and Assignee desires to assume such rights and obligations by entering into this Deed with Assignors;

WHEREAS, each Guarantor hereby agrees to unconditionally guarantee, as a primary obligor and not merely as a surety, for any payment obligations of the Assignors under this Deed;

WHEREAS, each of the Seller, ATA BVI, ATA Learning, Assignors, Qixin and Assignee desires to irrevocably waive certain conditions to each other’s obligations to consummate the Second Closing;

WHEREAS, It is intended that this document takes effect as a deed;

NOW, THEREFORE, pursuant to the Purchase Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and this Deed provided that:

1.                                      Assignment of Rights to Purchase Shares.  Pursuant to Section 8.08 of the Purchase Agreement, Maikaiwen does hereby assign to Assignee all of its rights to purchase 1.5% of the Equity Interests in ATA Online at the Second Closing, Zhenming does hereby assign to Assignee all of its rights to purchase 6.75% of the Equity Interests in ATA Online at the Second Closing, and Xinyi does hereby assign to Assignee all of its rights to purchase 6.75% of the Equity Interests in ATA Online at the Second Closing (the “Assignment”, and such 15% of the Equity Interests in ATA Online subject to the Assignment, collectively, the “Assigned Shares”).

2.                                      Assumption.

(i) Assignee hereby accepts the Assignment of Assignors’ rights to purchase the Assigned Shares, and (a) assumes and agrees, effective upon and from the date hereof, to comply with and abide by all of the terms, conditions, provisions and covenants on the part of a “Buyer” under the Purchase Agreement with respect to the Assigned Shares, including the obligation to pay ATA Learning at the Second Closing the amount of US$30,000,000 as the purchase price for the Assigned Shares, and enjoy all such rights, representations and warranties, agreement and covenants given in favor of the Assignors as Buyers in connection with the transactions contemplated under the Purchase Agreement; and (b) represents and warrants to the Seller (except for the representations and warranties under Section 4.08 of the Purchase Agreement), severally and not jointly with any other Buyer, as of the date of this Deed and as of the Second Closing, that the representations and warranties set forth in Article IV of the Purchase Agreement (except for the representations and warranties under Section 4.08 of the Purchase Agreement) are, and shall be, true and correct with respect to the Assignee (it being understood, for purposes of this Deed, that the term “Buyer” in Article IV of the Purchase Agreement refers to the Assignee).  Assignee acknowledges and agrees that the Assigned Shares, when transferred to Assignee, shall have the rights and obligations set forth with respect to the Equity Interests in ATA Online’s articles of association and any other agreement separately entered into by and among Assignors and Assignee, each as in effect from time to time.  For the avoidance of doubt, Assignee shall not in any way be deemed to take any joint and several liability with respect to any obligations of any other Buyer.

(ii) Each Assignor hereby represents and warrants to Assignee and the Seller that the execution and delivery by such Assignor of this Deed and each ancillary agreement, if any, to which such Assignor is a party, the performance by such Assignor of its obligations hereunder and thereunder and the consummation by such Assignor of the transactions contemplated hereunder have been duly authorized by all requisite action on the part of such Assignor.  This Deed has been, and, upon their execution, the ancillary agreements thereto to which such Assignor is a party shall have been, duly executed and delivered by such Assignor, and this Deed constitutes, and upon their execution each ancillary agreement to which such Assignor is a party shall constitute, legal, valid and binding obligations of such Assignor, enforceable against such Assignor in accordance with their respective terms, subject to the Enforceability Exceptions; and each Assignor has obtained consent from the Seller in connection of with the assignment hereunder; and the execution, delivery and performance of this Deed will not result in breach of any applicable laws or contracts binding on, or any constitutional documents of, any Assignor, and each Assignor shall have all the required capacity and due authorization to enter into and perform this Deed.

(iii) Assignee hereby represents and warrants to the Seller that the execution and delivery by Assignee of this Deed and each ancillary agreement, if any, to which Assignee is a party, the performance by Assignee of its obligations hereunder and thereunder and the consummation by Assignee of the transactions contemplated hereunder have been duly authorized by all requisite action on the part of Assignee.  This Deed has been, and, upon their execution, the ancillary agreements thereto to which Assignee is a party shall have been, duly executed and delivered by Assignee, and this Deed constitutes, and upon their execution each ancillary agreement to which Assignee is a party shall constitute, legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with their respective terms, subject to the Enforceability Exceptions; and the execution, delivery and performance of this Deed will not result in breach of any applicable laws or contracts binding on, or any constitutional documents of Assignee, and Assignee shall have all the required capacity and due authorization to enter into and perform this Deed.

3.                                      Reimbursement.  It being understood that Assginee may incur loss, cost or expense under Section 7.02(c) or Section 8.02 of the Purchase Agreement (“Assignee Loss”), each Assignor, on a joint and several basis, hereby agrees to fully reimburse and hold harmless Assignee from and against any such Assignee Loss; provided however, in the event the Purchase Agreement is terminated due to Assignee’s breach of its representations, warranties, covenants or other agreements under the Purchase Agreement and this Deed, such Assignee Loss shall be borne by Assignee itself. Notwithstanding anything to the contrary in this Section 3, the Seller shall have the sole discretion to seek reimbursement or indemnification from any of Assignors and/or Assignee and/or Guarantors with respect to the amount that was originally obligated to be paid by Assignors and/or Guarantors under Section 7.02(c) or Section 8.02 or the Purchase Agreement.

4.                                      Guarantee.  Each Guarantor, on a joint and several basis, hereby unconditionally guarantees, as a primary obligor and not merely as a surety, any payment obligations of any Assignor under this Deed.  Each Guarantor hereby waives any provision of any Law applicable hereto which restricts or in any way limits the rights of any obligee against a guarantor following a default or failure of performance by an obligor with respect to whose obligations the guarantee is provided. The guarantee in this Section 4 shall survive the termination of this Deed and shall remain in effect for so long as any Assignor has any guaranteed obligations hereunder.

5.                                      Waiver.

(i)                                     Section 2.04(c)(i) of the Purchase Agreement regarding the resolutions of the board of directors of ATA Online to approve the transfer of 31.5% ATA Online Shares are hereby waived by each of Assignors, Qixin and Assignee.

(ii)                                  Section 6.02(a)(iii) of the Purchase Agreement regarding the Pledge of Sponsor Acquired Shares are hereby waived by the parties hereto (the “Waiver of Pledge of Sponsor Acquired Shares”).

6.                                      Indemnification to Seller.   Each of Assignors, Qixin and Guarantors hereby agrees to, severally and jointly, indemnify and hold harmless the Seller from any and all losses arising from or in connection with, (i) Buyer 1 and/or Buyer 2 (a) not executing or joining as a party to this Deed or any amendment to the Purchase Agreement, and (b) not expressly consenting in writing this Deed and the transactions contemplated hereby, (ii) the consent of the Seller, ATA BVI and ATA Learning to the Waiver of Pledge of Sponsor Acquired Shares, (iii) any change to any Assginor’s and/or any Guarantor’s source of funds to pay the Purchase Price applicable to it, in the event such Assignor or Guarantor determines to procure for alternative financing instead of or as a supplement to the Debt Financing, without obtaining the express written consent of all parties to the Purchase Agreement, and (iv) the executing and performing this Deed and consummating the transactions contemplated hereby by the Seller, ATA BVI and ATA Learning.

7.                                      Undertaking.  The parties hereto agree to take such actions and to execute such documents, assignments, transfers or other writings or instruments as may be necessary, proper or required by law to evidence the assignment made herein.

8.                                      Purchase Agreement.  Except as expressly set forth in this Deed, nothing contained in this Deed shall be deemed or construed to increase, alter or modify any of the obligations, agreements, covenants or warranties of any Assignor, the Seller, ATA BVI or ATA Learning under the Purchase Agreement. In the event of any conflict or inconsistency between any of the terms of this Deed and any of the terms of the Purchase Agreement and/or any other agreements among the parties hereto, the terms of this Deed shall prevail in all respects, and the parties hereto shall exercise all voting and other rights and powers to make the provisions of this Deed effective, and not to take any actions that impair any provisions in this Deed.

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IN WITNESS WHEREOF, the parties have caused this Deed to be executed and delivered as a deed as of the date first above written.

EXECUTED AND DELIVERED AS A DEED	)
by	)
Ningbo Meishan Bonded Port Area	)
Maikaiwen Equity Investment Management	)
Partnership (LP) (宁波梅山保税港区麦凯芠	)
股权投资管理合伙企业(有限合伙)))		/s/ Hongxing Qian
(SEAL))		Name:	钱红星(Hongxing Qian)
	)	Title:	Authorized Signatory

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

EXECUTED AND DELIVERED AS A DEED	)
by	)
Ningbo Meishan Bonded Port Area	)
Zhenming Equity Investment Management	)
Partnership (LP) (宁波梅山保税港区臻铭股	)
权投资管理合伙企业(有限合伙)))		/s/ Shuqiu Zhao
(SEAL))		Name:	赵曙秋 (Shuqiu Zhao)
	)	Title:	Authorized Signatory

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

[Signature Page to Deed of Assignment]

IN WITNESS WHEREOF, the parties have caused this Deed to be executed and delivered as a deed as of the date first above written.

EXECUTED AND DELIVERED AS A DEED	)
by	)
Ningbo Meishan Bonded Port Area Xinyi	)
Equity Investment Management Partnership	)
(LP) (宁波梅山保税港区馨怡股权投资管理	)
合伙企业(有限合伙)))		/s/ Patrick Pei Yang
(SEAL))		Name:	杨培 (Patrick Pei Yang)
	)	Title:	Authorized Signatory

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

EXECUTED AND DELIVERED AS A DEED	)
by	)
Ningbo Meishan Bonded Port Area Qixin	)
Equity Investment Management Partnership	)
(LP)(宁波梅山保税港区启馨股权投资管理	)
合伙企业(有限合伙)))		/s/ Yiping Zhu
(SEAL))		Name:	朱一萍 (Yiping Zhu)
	)	Title:	Authorized Signatory

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

[Signature Page to Deed of Assignment]

IN WITNESS WHEREOF, the parties have caused this Deed to be executed and delivered as a deed as of the date first above written.

EXECUTED AND DELIVERED AS A DEED	)
by	)
New Beauty Holdings Limited (新美控股有	)
限公司))
)
	)	/s/ Kevin Xiaofeng Ma
	)	Name:	Kevin Xiaofeng Ma
	)	Title:	Authorized Signatory

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

EXECUTED AND DELIVERED AS A DEED	)
by	)
Kevin Xiaofeng Ma	)
)
)
	)	/s/ Kevin Xiaofeng Ma
	)	Name: Kevin Xiaofeng Ma
)

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

[Signature Page to Deed of Assignment]

IN WITNESS WHEREOF, the parties have caused this Deed to be executed and delivered as a deed as of the date first above written.

EXECUTED AND DELIVERED AS A DEED	)
by	)
ZHUHAI LIHONGHUAYING EQUITY	)
INVESTMENT PARTNERSHIP (LP) (珠海	)
立鸿华盈股权投资合伙企业(有限合伙)))
(SEAL))		/s/ Cuifang (Tracy) Ma
	)	Name:
	)	Title:	Authorized Signatory

in the presence of/whose signature is
verified by:

/s/ Fengjiao Liu
Witness Name:
Address / Identity Card No. of Witness:

[Signature Page to Deed of Assignment]

IN WITNESS WHEREOF, the parties have caused this Deed to be executed and delivered as a deed as of the date first above written.

EXECUTED AND DELIVERED AS A DEED	)
by	)
ATA Inc.	)
)
)
	)	/s/ Alec Tsui
	)	Name:	Alec Tsui
	)	Title:	Director

in the presence of/whose signature is verified by:

/s/ Amy Tung
Witness Name:
Address / Identity Card No. of Witness:

EXECUTED AND DELIVERED AS A DEED	)
by	)
ATA Testing Authority (Holdings) Limited	)
)
)
	)	/s/ Kevin Xiaofeng Ma
	)	Name:	Kevin Xiaofeng Ma
	)	Title:	Director

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

[Signature Page to Deed of Assignment]

IN WITNESS WHEREOF, the parties have caused this Deed to be executed and delivered as a deed as of the date first above written.

EXECUTED AND DELIVERED AS A DEED	)
by	)
ATA Learning (Beijing) Inc. (北京全美教育	)
技术服务有限公司))
)
	)	/s/ Kevin Xiaofeng Ma
	)	Name:	Kevin Xiaofeng Ma
	)	Title:	Legal Representative

in the presence of/whose signature is
verified by:

/s/ Xiujuan Li
Witness Name:
Address / Identity Card No. of Witness:

[Signature Page to Deed of Assignment]